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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 5, 1999


                      HEALTHCARE INTEGRATED SERVICES, INC.
             (Exact name of registrant as specified in its charter)


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          Delaware                     000-19636               22-3119929
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(State or other jurisdiction    (Commission File Number)     (IRS Employer
      of incorporation)                                    Identification No.)
================================================================================


 Shrewsbury Executive Center II, 1040 Broad Street, Shrewsbury, New Jersey 07702
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(Address of principal executive offices)                              (Zip Code)


       Registrant's telephone number, including area code: (732) 544-8200



                        Healthcare Imaging Services, Inc.
                           Tri-Parkway Corporate Park
                                200 Schulz Drive
                           Red Bank, New Jersey 07701
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         (Former name or former address, if changed since last report)






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ITEM 5. OTHER EVENTS.

     On August 5, 1999, the Company issued a press release (the "Press Release") announcing that, effective August 1, 1999, its corporate name has been changed to HealthCare Integrated Services, Inc. and its corporate offices have been relocated to Shrewsbury Executive Center II, 1040 Broad Street, Shrewsbury, New Jersey 07702. A copy of the Press Release is attached hereto as an exhibit and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits.
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            99.1 Press Release dated August 5, 1999.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     HEALTHCARE INTEGRATED SERVICES, INC.
                                              (Registrant)


Dated: August 9, 1999                By:      /s/ Elliott H. Vernon
                                        --------------------------------------
                                              Elliott H. Vernon
                                              Chairman of the Board
                                              and Chief Executive Officer